Income tax	12 Months Ended
Aug. 31, 2025
Notes and other explanatory information [abstract]
Income tax

9.	Income tax

The Company’s provision for income taxes differs from the amount computed by applying the combined federal and provincial income tax rates to income before income taxes as a result of the following:

	For the year ended August 31,
	2025	2024
Combined basic Canadian federal and provincial statutory income tax rates including surtaxes	26.5%	26.5%
Statutory income tax rates applied to accounting income	$3,831	$2,739
Increase (decrease) in provision for income taxes:
Foreign tax rates different from statutory rate	636	518
Permanent differences and other items	2,612	993
Benefit of tax losses not recognized	812	2,576
Total provision for income taxes	$7,891	$6,826

The enacted tax rates in Canada of 26.5% (2024 - 26.5%) and Tanzania of 30% (2024 - 30%) where the Company operates are applied in the tax provision calculation.

The provision for income taxes consists of the following:

	For the year ended August 31,
	2025	2024
Current income taxes	$1,726	$1,608
Deferred income taxes	6,165	5,218
Total provision for income taxes	$7,891	$6,826

During the year ended August 31, 2025, the Company settled current income taxes of $2.5 million (2024 - $1.2 million) by cash payment of $1.0 million (2024 - $1.2 million) and VAT offset of $2.5 million (2024 - $nil).

The tax effects of significant temporary differences which would comprise deferred income tax assets and liabilities at August 31, 2025 and 2024 are as follows:

Deferred Income Tax Liabilities	Mineral properties	Total
At August 31, 2023	$(11,488)	$(11,488)
Charged to the consolidated statement of comprehensive income	(885)	(885)
At August 31, 2024	(12,373)	(12,373)
Charged to the consolidated statement of comprehensive income	(3,689)	(3,689)
At August 31, 2025	$(16,062)	$(16,062)

Deferred Income Tax Assets	Non-capital losses	Total
At August 31, 2023	$7,201	$7,201
Charged to the consolidated statement of comprehensive income	(4,333)	(4,333)
At August 31, 2024	2,868	2,868
Charged to the consolidated statement of comprehensive income	(2,476)	(2,476)
At August 31, 2025	$392	$392
Net deferred tax assets (liabilities)
At August 31, 2024	$(9,505)	$(9,505)
At August 31, 2025	$(15,670)	$(15,670)

The carrying value of Buckreef’s Mineral Property, Plant and Equipment is higher than their tax written down values due to historical mining incentives in Tanzania and accelerated depreciation for tax purposes. The taxable temporary difference between the carrying value of Mineral Property, Plant and Equipment and its tax basis in excess of available tax loss carry-forwards resulted in a deferred tax liability.

The following temporary differences have not been recognized in the Company’s consolidated financial statements:

	August 31, 2025	August 31, 2024
Non-capital losses	$97,877	$93,678
Property, plant and equipment	130	107
Financing costs	442	827
Total unrecognized temporary differences	$98,449	$94,612

At August 31, 2025, non-capital losses include $48.0 million expiring between 2026 to 2045 (2024: $48.7 million expiring between 2026 to 2044) in Canada and $48.0 million (2024: $45.0 million) with no expiry date in Tanzania that may be used to offset against future taxable income in their respective jurisdictions. The maximum amount of tax losses that a business can utilize in Tanzania is 60% (2024: 60%) of its taxable profit for the current year. The remaining 30% of taxable profit is subject to a statutory tax rate of 30%. As a result, Buckreef’s current income tax is calculated at an effective tax rate of 12% (2024: 12%) until Buckreef’s tax loss carryforwards are fully utilized. Tax losses in Tanzania can only be utilized by the entity to which the tax losses relate to.

At August 31, 2025, $nil (2024: $nil) was recognized as a deferred tax liability for taxes that would be payable on the unremitted earnings the Company’s subsidiaries as the Company’s subsidiaries have a deficit.